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                                                                  EXHIBIT 99.2




                          COSMETIC GROUP, U.S.A., INC.

                       PROMISSORY NOTE PURCHASE AGREEMENT



                                                              September 20, 1996





To Each of the Purchasers
  Named in Exhibit A to this
  Agreement (the "Purchasers")



Ladies and Gentlemen:

         Cosmetic Group U.S.A., Inc., a California corporation (the "Company"), is offering for sale, in a limited offering under Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), to a limited number of Accredited Investors (as defined in Rule 501 of Regulation D), up to an aggregate of $500,000 of 10% Subordinated Convertible Promissory Notes of the Company (the "Notes") on the terms and conditions hereinafter set forth in this Promissory Note Purchase Agreement (the "Agreement"). In connection with the limited offering of the Notes (the "Offering"), the Company has furnished to each of the Purchasers (as hereinafter defined) the Company's Form 10-KSB for the year ended December 31, 1995, its Form 10-QSB for the six months ended June 30, 1996, and its Form 8-Ks filed with the Securities and Exchange Commission through the date hereof. In consideration of the agreement by each person named in Exhibit A hereto (individually, a "Purchaser") to purchase, severally, the amount of Notes set forth opposite such Purchaser's name in Exhibit A hereto, the Company hereby agrees with each Purchaser as follows:


         1. Sale and Purchase of Notes. Subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Company contained herein, the Company hereby agrees to sell to each Purchaser and each Purchaser agrees, severally and not jointly, to purchase from the Company the amount of Notes of the Company set forth opposite such Purchaser's name in Exhibit A attached hereto.

         2. Closing. The closing of the sale and purchase of the Notes (the "Closing") shall take place at the offices of the Company, 11312 Penrose Street, Sun Valley, California from time to
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time until all of the Notes have been sold, or October 31, 1996, whichever occurs first (the "Closing Dates"). At the Closing, the Company will execute and deliver to each Purchaser, or to such Purchaser's representative, a Promissory Note or Promissory Notes dated as of the Closing Date, registered in such Purchaser's name as stated in Exhibit A or the names of such Purchaser's respective nominees, representing the amount of Notes being purchased by such Purchaser, against delivery to the Company of a bank cashier's check or confirmation of wire transfer of funds in the amount set forth after such Purchaser's name in Exhibit A in payment of the total purchase price of the Notes being purchased by each such Purchaser.

         3. Representations and Warranties by the Company. Except as otherwise disclosed, the Company represents and warrants to each of the Purchasers (who shall sometimes also be referred to herein as "you") that as of the date hereof and again as of the Closing Date as if made again as of such
Date:

                 3.1      Organization, Good Standing, etc.

                          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has all requisite corporate power and authority to own its property and to carry on its business as now being conducted.

                          (b) The Company does not own or control, directly or indirectly, any other corporation, association or business organization, other than Cosmetic Group, Inc., a California corporation, Arnold Zegarelli Products, Inc., a California corporation, and Cosmetic Group Asia, Ltd., a Hong Kong corporation (collectively called the "Subsidiary"). The Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of California, and has all requisite corporate power and authority to own its property and to carry on its business as now being conducted.

                          (c) Each of the Company, and Subsidiary is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction in which the nature of the business conducted by it or the properties owned, leased or operated by it make such qualification, licensing or domestication necessary and failure to be qualified, licensed or domesticated would have a material adverse effect upon the Company or the Subsidiary.

                 3.2 Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of (i) 25,000,000 shares of Common Stock, no par value, of which on the date hereof there are 5,063,756 shares issued and outstanding; and (ii) 1,000,000 shares of Preferred Stock, par value $0.01 per




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share,  of which none are outstanding.  All issued and outstanding shares of
Common Stock of the Company are duly authorized, validly issued, fully paid and non-assessable. Except as set forth in the financial statements, there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, conversion rights or other agreements or arrangements of any character or nature under which the Company is or may be obligated to issue shares of its Common Stock or Preferred Stock, and the Company has no obligation for the repurchase of any of its outstanding shares of Common Stock or Warrants. No holder of any security of the Company is entitled to any preemptive or similar rights (contractual 10 or other) to purchase any securities of the Company.

                 3.3 Authority Relative to this Agreement. The execution, delivery and performance of, and compliance with, this Agreement and the sale and issuance of the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement is a valid and binding agreement of the Company enforceable in accordance with its terms, except as such enforcement is subject to any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally and general principles of equity. No consent, license, approval or authority of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery and performance of this Agreement by the Company or the issuance of the Notes hereunder, except under Regulation D under the Act and applicable state securities laws. Neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with, or, with or without the giving of notice or passage of time, result in a material breach of the terms, conditions or provisions of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company or any of the Subsidiary pursuant to, any applicable law, administrative regulation or judgment, order or decree of any court or governmental body, any contract or agreement to which the Company or any of the Subsidiaries is a party of by which it or any of its properties, assets or rights is bound or affected, or the Articles of Incorporation or Bylaws of the Company or the Certificate or Articles of Incorporation or Bylaws of any of the Subsidiary. The Promissory Notes to be delivered by the Company hereunder will be genuine, and the Company has no knowledge of any fact which would impair the validity thereof.

                 3.4 Financial Statements. The Company has furnished you with its combined balance sheets for the period ended December 31, 1995, together with the related combined statements of operations, stockholders' equity and changes in financial position for the years then ended, together with the reports thereon of Ernst & Young, independent certified public accountants. The Company has also furnished you with its unaudited combined balance sheet (the





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"Balance Sheet") as at June 30, 1996 (the "Balance Sheet Date"), together with unaudited combined statements of operations and changes in financial position covering the six months then ended.

         The Balance Sheet and such unaudited statements of operations and changes in financial position covering the additional period ended on the Balance Sheet Date accurately represent the financial position of the Company at the Balance Sheet Date and the results of operations for the period then ended. Except as otherwise specified therein, all the foregoing financial statements have been prepared in accordance with generally accepted accounting principles (as they apply thereto) applied on a basis consistently maintained throughout the period involved, and there has been no material adverse change in the business or assets of the Company or in the financial condition thereof since the Balance Sheet Date. Specifically, but not by way of limitation, the Balance Sheet, including by reference therein the footnotes to the Balance Sheet, discloses all of the debts, liabilities and obligations of any nature (whether absolute, accrued or contingent and whether due or to become due) of the Company and the Subsidiary at the Balance Sheet Date which in accordance with generally accepted accounting principles would be required to be disclosed in the Balance Sheet as a liability, and includes appropriate reserves, if any, for all taxes and other liabilities accrued or due at the Balance Sheet Date but not yet payable.

                 3.5 Business. The Company and each of the Subsidiary are duly authorized, qualified and licensed under all laws, regulations, authorizations or orders of public authorities to the extent known to be necessary for the ownership of their respective properties and the carrying on of their respective businesses as presently conducted and as planned to be conducted.

                 3.6 Tax Returns and Audits. All required federal, state and local tax returns of the Company and the Subsidiary have been filed, and all federal, state and local taxes required to be paid with respect to such returns have been paid or due provision for the payment thereof has been made and neither the Company nor the Subsidiary is delinquent in the payment of any such tax or in the payment of any assessment or governmental charge. Neither the Company nor the Subsidiary has any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax.

                 3.7 Litigation. There are no legal actions, suits, arbitrations, investigations or any other legal, administrative or governmental proceedings pending or, to the knowledge of the Company, threatened against the Company or the Subsidiary, their respective properties, assets or businesses, which, if decided adversely, would have a material adverse effect upon the business or financial condition of the Company and its Subsidiary, taken as a whole, and neither the Company nor any of its officers is aware





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of any facts which might result in or form the basis for any such action, suit or other proceeding. Neither the Company nor any Subsidiary is in default with respect to any judgment, order or decree of any court or any governmental agency or instrumentality.

                 3.8 Title to Properties and Encumbrances. The Company and the Subsidiary have good and marketable title to all their respectively owned material properties and assets, including, without limitation, the properties and assets reflected in the Balance Sheet, except for property disposed of in the ordinary course of business since the Balance Sheet Date, subject to no mortgage, pledge, lien, charge, security interest, encumbrance or restriction, except (a) those which are shown and described in the Balance Sheet or the notes thereto and (b) those which do not materially affect the value of or interfere with the uses made of such properties and assets. The leased premises and equipment of the Company and each of the Subsidiary are subject to valid and subsisting leases, none of which is in default in any material respect, and have been kept in good condition and repair in the ordinary course of business. Neither the Company nor the Subsidiary has been threatened with any action or proceeding under any building or zoning ordinance, law or regulation.

                 3.9 Assets and Contracts. Except as enumerated in the Balance Sheet or notes relating thereto, neither the Company nor any of the Subsidiary is a party to or otherwise bound by any written or oral (a) Material Contract, (b) employment agreement, bonus, pension, profit sharing, retirement, share purchase, hospitalization, group insurance or stock option plan or similar plan providing employee benefits, (c) Material Personal Property Lease or real property lease, or (d) deed of trust, mortgage, conditional sales contract, security agreement, pledge agreement, trust receipt or any other agreement or arrangement, whereby any of the assets or properties of the Company or any of the Subsidiary are subject to any lien, encumbrance or charge. The Company and the Subsidiary have in all material respects substantially performed all obligations required to be performed by them to date and are not in default in any material respect under any of the contracts, agreements, leases, documents, commitments or other arrangements to which they are a party or by which they are otherwise bound.

                 3.10 Intangible Property Rights. The Company and the Subsidiary possess in their respective names adequate patents, patent rights, trademarks, trademark rights, copyrights and trade names necessary to carry on their respective businesses as presently conducted and as proposed to be conducted. No person has any lien, encumbrance, claim or royalty whatsoever, direct or indirect, in respect of any invention, discovery, improvement, process, formula, proprietary right or data, trade secret, shop right, idea or know-how, whether patentable or not, owned by, used by or useful to the Company or the Subsidiary in respect of which





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or by reason of which the Company or the Subsidiary is, or may become, indebted in any respect whatsoever to such person, his heirs or assigns. Neither the Company nor the Subsidiary has received any notice of infringement of or conflict with asserted rights or others with respect to any patent, patent rights, trademarks, trademark rights, inventions, trade secrets or other confidential matters and to the knowledge, information and belief of the Company, no claim of infringement or conflict has been threatened with respect thereto.

                 3.11 Absence of Certain Changes or Events. Since the Balance Sheet Date, neither the Company nor the Subsidiary has: incurred any debts, obligations or liabilities, absolute, accrued or contingent and whether due or to become due, except current liabilities incurred in the ordinary course of business, none of which (individually or in the aggregate) materially and adversely affects the business, properties or prospects of the Company or of the Subsidiary; paid any obligation or liability other than, or discharged or satisfied any liens or encumbrances other than those securing, current liabilities, in each case in the usual and ordinary course of business; declared or made any payment to or distribution to its stockholders as such, or purchased or redeemed any of its shares of capital stock, or obligated itself to do so; mortgaged, pledged or subjected to any lien, charge, security interest or other encumbrance any of its material assets, tangible or intangible; sold, transferred or leased any of its assets except in the usual and ordinary course of business; suffered any physical damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the properties, business or prospects of the Company or the Subsidiary; encountered any labor difficulties or labor union organizing activities; nor has the Company or the Subsidiary agreed to do any of the foregoing. There has been no material adverse change in the financial condition, operations, results of operations or business of the Company or the Subsidiary since the Balance Sheet Date.

                 3.12 Securities Laws. Based in part upon the representations and warranties contained in Section 4 of this Agreement, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Notes other than the filing of a Notice on Form D under the Securities Act and the qualification thereof, if required, under applicable state securities laws, which qualification has been or will be effected as a condition of these sales.

                 3.13 Brokers or Finders Fees. No person, firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against or upon you for any commission, fee or other compensation as a finder or





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broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement, and the Company will pay and save you harmless against any and all liability with respect to any such commission, fee or other compensation (including, without limitation, the fees hereinafter referred to) which may be payable or determined to be payable in connection with the transactions contemplated by this Agreement. Certain broker/dealers who are members of the National Association of Securities Dealers may receive certain fees up to 7.5 percent of the aggregate price of the Notes sold by them payable by the Company after the Notes have been purchased and paid for by you.

                 3.14 Compliance With Other Instruments. To the best of the Company's knowledge and belief, the business and operations of the Company and Subsidiary have been and are being conducted in accordance with all applicable laws, rules and regulations of all authorities. Neither the Company nor its Subsidiary is in violation of its Certificate or Articles, as the case may be, of Incorporation or its Bylaws nor in violation of, or in default under, any material lien, indenture, mortgage, lease, agreement, instrument, commitment or arrangement, or subject to any restriction which would prohibit the Company from entering into or performing its obligations under this Agreement.

                 3.15 Outstanding Debt. Neither the Company nor its Subsidiary has any Indebtedness for Borrowed Money, except as otherwise set forth in the Balance Sheet or the notes thereto. Neither the Company nor its Subsidiary is in default in the payment of the principal of or interest or premium on any such Indebtedness for Borrowed Money, and no event has occurred or is continuing under the provisions of any instrument, document or agreement evidencing or relating to any such Indebtedness for Borrowed Money which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder. For purposes of this Agreement, "Indebtedness for Borrowed Money" shall include indebtedness of the Company and its Subsidiary incurred as the result of a direct borrowing of money and indebtedness incurred with respect to trade accounts in an aggregate amount in excess of $25,000.

                 3.16 Insurance Coverage. There are in full force policies of insurance issued by insurers of recognized responsibility insuring the Company and its Subsidiary, their respective properties and businesses against such losses and risks, and in such amounts, as in the Company's reasonable opinion are acceptable for the nature and extent of the business of the Company and its Subsidiary and their respective resources.

                 3.17 Conflicts of Interest. No officer or director of the Company (regardless of the number of shares of Company stock owned by such officer or director), and no stockholder of the Company owning beneficially 5% or more of the Company's voting





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stock, or any affiliate (as such term is defined in Rule 405 under the
Securities Act) of any such persons has (a) a material interest in any corporation, partnership, proprietorship, association or other person or entity which furnishes or sells material services or products which are furnished to or sold by the Company or any of the Subsidiaries, or (b) an interest in any material contract (excluding any existing employment agreement) to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary may be bound.

                 3.18 Disclosure. No representation or warranty in this Agreement or in any writing furnished or to be furnished pursuant hereto or in connection herewith, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or herein or necessary to make the statements therein or herein not misleading as of the date of this Agreement.

         4. Representations and Warranties of the Purchasers. Each Purchaser severally represents and warrants that:

                 4.1 Investment Intent. The Notes being acquired by such Purchaser hereunder are being acquired for his/her/its own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. Such Purchaser understands that the Notes have not been registered under the Securities Act by reason of its issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Sections 3(b) or 4(2) thereof, that such Notes must be held indefinitely unless such Notes are registered under the Securities Act or are exempt from registration and that the reliance of the Company and others upon this exemption is predicated in part upon this representation and warranty by you. You understand that, unless registered, a Purchaser may not sell the securities pursuant to Rule 144, promulgated under the Securities Act by the Securities and Exchange Commission (the "Commission"), prior to the expiration of a two-year period after you have acquired the securities, and that any sales pursuant to Rule 144 are limited in amount and can only be made in full compliance with the provisions of Rule 144, which include specific requirements that the Company is then providing certain information to the public with respect to its business and financial affairs.

                 4.2 Residence and Qualification as an Accredited Investor. The state or jurisdiction in which your principal office is located is the state or jurisdiction set forth in your address in Exhibit A. You are an Accredited Investor within the meaning of Rule 501 under the Securities Act and have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of the investment to be made hereunder by you. You have and have had access to all of the





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Company's material books and records and access to the Company's officers has been provided to you or to your qualified agents.

                 4.3 Acts and Proceedings. This Agreement has been duly authorized by all necessary action on your part and has been duly executed and delivered by you, and is a valid and binding agreement upon your part enforceable in accordance with its terms.


         5. Conditions of Purchasers' Obligation. Each Purchaser's obligation to purchase and pay for the Notes which it has agreed to purchase on the Closing Date is subject to the fulfillment, prior to such Closing Date, of the following conditions, any of which may be waived in whole or in part by a
Purchaser:

                 5.1 Representations and Warranties. The representations and warranties of the Company under this Agreement shall be true in all material respects as of the Closing Date with the same effect as though made on and as of such Closing Date and no event shall have occurred which has caused, or may cause, a material adverse change in the Company, its business, assets, financial conditions or prospects.

                 5.2 Compliance with Agreement. The Company shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to or as of the Closing Date.

                 5.3 Qualification Under State Securities Laws. All registrations, qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the Stock shall have been obtained.

                 5.4 Proceedings. All corporate and other proceedings to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.


         6. Covenants of the Company. The Company covenants and agrees that:

                 6.1 Replacement of Promissory Notes. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Promissory Note, and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of the Promissory Note,





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the Company will issue new Promissory Notes of like tenor, in lieu of such lost, stolen, destroyed or mutilated Promissory Notes.

                 6.2 Use of Proceeds. The Company agrees to use the net proceeds of the Offering for working capital purposes.

                 6.3 Reservation of Underlying Common Stock The Company shall at all times reserve and keep available for issuance upon conversion such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the conversion in full of the Notes (and all other securities which are convertible into Common Stock).

         7.      Description of Notes.

                 7.1 General. The Notes will be unsecured obligations of the Company limited to $500,000.00 aggregate principal amount at maturity and will mature on September 20, 1999. The principal amount at maturity of each Note will be equal to the face amount thereof and will be payable at the office of the Company.

                 7.2 Subordination. Indebtedness evidenced by the Notes will be subordinated in right of payment to the prior payment in full of all existing and future Senior Indebtedness of the Company. Senior Indebtedness is defined as the principal of (and premium, if any) and unpaid interest (including post-petition interest) or accrued original issue discount on and other amounts due on or in connection with any Debt (as defined below) incurred, assumed or guaranteed by the Company, whether outstanding on the date of the issuance of the Notes or thereafter incurred, assumed or guaranteed, and all renewals, extensions and refundings of any such Debt; provided, however, that the following will not constitute Senior Indebtedness: (i) any Debt as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such Debt is subordinate in right of payment to all other debt of the Company not expressly subordinated to such Debt; (ii) any Debt which by its terms refers explicitly to the Notes and states that such Debt shall not be senior in right of payment thereto; (iii) any Debt of the Company in respect of the Notes; (iv) any Debt of the Company to any Subsidiary of the Company; and (v) any Debt of the Company to any joint venture or partnership, which joint venture or partnership is required, under generally accepted accounting principles, to be consolidated in the Company's consolidated financial statements. Debt is defined to mean, with respect to any person at any date, without duplication, (A) all obligations of such person for borrowed money, (B) all obligations of such person evidenced by bonds, debentures, notes or other similar instruments, (C) all Debt of others secured by a lien on any asset of such person, whether or not such Debt is assumed by such person, (D) all Debt of others for the payment of which such person is responsible or liable as obligor or guarantor, (E) all obligations of such





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person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), (F) all obligations of such person to pay the deferred purchase price of property or services, except Trade Payables, (G) all obligations of such person as lessee under Capital Leases, and (H) all reimbursement, reserve funding and other obligations of such person in respect of surety bonds executed by such person or at the request of and for the benefit of such person.

                 By reason of such subordination, in the event of dissolution, insolvency, bankruptcy or other similar proceedings, upon any distribution of assets, (i) holders of Senior Indebtedness will be entitled to be paid in full before payments may be made on the Notes, and the Holders of the Notes will be required to pay over their share of such distribution to the holders of Senior Indebtedness until such Senior Indebtedness is paid in full and (ii) creditors of the Company who are neither Holders of Notes nor holders of Senior Indebtedness may recover less, ratably, than holders of Senior Indebtedness and may recover more, ratably, than the Holders of the Notes.

                 In the event the Notes are declared or become due and payable prior to their Stated Maturity by reason of the occurrence of an Event of Default, then the Company is obligated to promptly notify holders of Senior Indebtedness of such acceleration. The Company may not pay the Notes until 120 days have passed after such acceleration occurs and may thereafter pay the Notes.

                 7.3 Conversion Rights. Each Purchaser will have the right, at his, her or its option, to convert the Note into shares of Common Stock at any time before the close of business on September 20, 1999 at the conversion rate then in effect.

                 The initial conversion rate is 500 shares of Common Stock per $1,000 principal amount at maturity of the Note, subject to adjustments in certain events. No fractional share or scrip representing a fractional share will be issued upon conversion of the Notes. Cash will be paid in lieu of any fractional shares equal to the then current market value of such fractional share. A Purchaser may convert a portion of the Notes provided that the portion is $1,000 principal amount at maturity or an integral multiple thereof.

                 The conversion rate will be appropriately adjusted if the Company (a) pays a dividend or makes a distribution on its shares of Common Stock which is paid or made in shares of Common Stock, (b) subdivides or reclassifies its outstanding shares of Common Stock, (c) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (d) issues shares of Common Stock, or issues rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock), at a





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price per share less than $2.00 per share, or (e) distributes to all holders of its Common Stock evidences of its indebtedness or assets (excluding any dividend paid in cash out of legally available funds) subject to the limitation that adjustments by reason of any of the foregoing need not be made until they result in a cumulative change in the conversion rate of at least five percent (5%). The conversion rate will not be adjusted upon the conversion of presently outstanding stock options or warrants.

                 In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the surviving corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in case of any statutory exchange of securities with another corporation, there will be no adjustment of the conversion price, but each holder of the Notes then outstanding will have the right thereafter to convert such Notes into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had such Notes been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance. In the case of a cash merger of the Company into another corporation or any other cash transaction of the type mentioned above, the effect of these provisions would be that the conversion features of the Notes would thereafter be limited to converting the Notes at the conversion price in effect at such time into the same amount of cash per share that such holder would have received had such holder converted the Notes into Common Stock immediately prior to the effective date of such cash merger or transaction.

                 The Notes may be converted upon surrender of the Notes at any time prior to the close of business on September 20, 1999 at the offices of the Company, 11312 Penrose Street, Sun Valley, California, with the form of "Notice of Conversion" duly completed and executed as indicated. Shares of Common Stock issued upon conversion will be fully paid and non-assessable.

                 7.4 Interest Payments. Interest shall be paid on the Notes from the date of issue at the rate of 10% per annum, semi-annually, in like coin or currency, on the first day of April and October of each year, commencing April 1, 1997, until payments of the principal sum has been made.

                 7.5 Defaults and Certain Rights on Default. Upon the occurrences of any of the following events of default:

                          (a) Failure to pay any installment of principal of or any interest on the Notes after the same becomes due which failure has not been cured within fifteen (15) days following such failure; or

                          (b)     If the Company shall default in the
observance or performance of any covenant contained in or provision of the Promissory Note Purchase Agreement herewith between the Company and the Holder and which has not been cured within ten (10) days of the receipt by the Company of written notice thereof from or on behalf of the Holder.

                          (c)     If the Borrower shall file a petition to take
advantage of any insolvency act; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself of a whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state; or

                          (d)     If a court of competent jurisdiction shall
enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Borrower or of the whole or any substantial part of its properties, or approve a petition filed against the Borrower seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or of the whole or any substantial part of its properties; or if there is commenced against the Borrower any proceeding for any of the foregoing relief and such proceeding or petition remains undismissed for a period of 30 days; or if the Borrower by any act indicates its consent to or approval of any such proceeding or petition; or

                          (e)     If (i) any judgment, remaining unpaid,
unstayed or undismissed for a period of 60 days is rendered against the Borrower which by itself or together with all other such judgments rendered against the Borrower remaining unpaid, unstayed or undismissed for a period of 60 days, is in excess of $200,000, or (ii) there is any attachment or execution against the Borrower's properties remaining unstayed or undismissed for a period of 60 days which by itself or together with all other attachments and executions against the Borrower's properties remaining unstayed or undismissed for a period of 60 days is for an amount in excess of $200,000;

then, and in any such event, the principal amount of the Notes outstanding and all accrued interest on the Notes shall become immediately due and payable without presentment, demand, protest, or other notice of any kind, except as specified above.

         8. Prepayment. Borrower may prepay any or all amounts due under this Note at any time without penalty; provided, however, that Borrower, as a condition to prepayment of some or all of the balance hereof, shall deliver written notice of its intention to prepay at least 14 calendar days prior to the date of such prepayment ("Prepayment Date") and cooperate with Holder in Holder's exercise of Holder's convertibility rights, as set forth in Paragraph 3, above, if Holder elects to exercise such rights prior to prepayment.

         9.      Registration of Common  Stock.

                 9.1 "Piggyback" Registration. Each time, during a period of two (2) years from the date hereof, that the Company shall determine to proceed with the actual preparation and filing with the Securities and Exchange Commission (the "Commission") of a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any of its Common Stock by it or any of its security holders (hereinafter in this Section
9.1 called "Selling Security Holders"), other than a registration statement on a form that does not permit the inclusion of shares by its security holders, the Company shall give written notice of such determination to all record holders of the Notes (including any assignee of a Purchaser, but not anyone who acquired his or her shares of the Common Stock in a public sale). Upon the written request of a majority of the record holders of any such Notes given within fifteen (15) days after receipt of any such notice from the Company, the Company will, except as otherwise hereinafter provided, cause all such shares of the Common Stock into which the Notes are convertible, the record holders of which have so requested registration thereof pursuant to this Section 9.1, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by such prospective seller or sellers of such Common Stock to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If in the good faith judgment of the managing underwriter of such public offering (as evidenced by a letter in writing from such managing underwriter to the record holders of the Notes who have elected to sell the Common Stock pursuant hereto) the inclusion of all or any portion of the Notes (as converted into Common Stock of the Company) would reduce the number of shares that can be sold by the Company in such underwritten offering, the number of shares held by Selling Security Holders and the number of shares of such Common Stock otherwise to be included in the underwritten public offering will be either eliminated from such offering or reduced pro rata among the holders thereof.

                 9.2 Potential Additional Trading Restrictions. While the Company intends to register the underlying Common Stock component of the Notes if the Company effects a registration statement within the next two years, it is customary for a prospective underwriter of a public stock offering to require that the existing stockholders of a company enter into a "lock-up agreement" which limits the ability of such stockholders to re-sell their stock into the public market for a specified period of time. While the Company will use its best efforts to obtain an exception from any lock-up requirement for the purchasers of the Notes, the prospective underwriter may, nonetheless, require such agreements as a condition precedent to the proposed public offering. Accordingly, each purchaser of the Notes offered hereby agrees to comply with any reasonable "lock-up agreement" that may subsequently be negotiated between the Company and a prospective underwriter of a public offering; provided, however, that the maximum term of such a lock-up agreement shall not exceed six months.

                 9.3 Registration Procedures. Whenever the Company is required by the provisions of Section 9.1 to effect a registration of the underlying Common Stock ("Convertible Shares") of the Notes under the Securities Act, the Company will:

                          (a) Furnish to the security holders participating in such registration, to brokers or dealers effecting transactions in the Convertible Shares on behalf of such holders and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such holders, brokers or dealers and underwriters may reasonably request in order to facilitate the public offering of such securities;

                          (b) Use its reasonable best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                          (c)     Promptly notify the security holders
         participating in such registration of the time when such registration statement has become effective or when a supplement to any prospectus included in such registration statement has been filed;

                          (d) Notify such holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                          (e) Promptly advise such holders of the issuance of any "stop order" by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any "stop order" or to obtain its withdrawal if such "stop order" should be issued;

                          (f)     At the request of any such holder, furnish
         (i) at the closing provided for in the underwriting agreement, an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters and to the holder or holders making such request, covering such matters relating to the Company or its securities as such underwriters and holder or holders may reasonably request, and (ii) on the effective date of the registration statement and at the closing provided for in the underwriting agreement, a letter dated each such date, from the independent certified public accountants of the Company, addressed to the underwriters and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request, in which letter such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

                 9.4      Expenses.

                          (a) With respect to each inclusion of Convertible Shares in a registration statement pursuant to this Section 9, any and all fees, costs and expenses of or incidental to, or incurred in connection with such registration, inclusion and public offering (as specified in paragraph (b) below) shall be borne by the Company; provided, however, that any security holders participating in such registration shall bear their pro rata share of any underwriting discounts and commissions and transfer taxes.

                          (b) The fees, costs and expenses of or incidental to each such registration to be borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, and the premiums and other costs of policies of insurance against liability arising out of such public offering; fees and disbursements of one counsel for all of the Purchasers or their assignees who are selling security holders and any other expenses reasonably incurred by them not expressly included above. All such fees, costs and expenses shall be paid, or reimbursed by the Company to the Purchasers (or their assignees) whose shares of Convertible Shares into which such Purchaser's Stock has been converted are included in any registration under this Section 9, as and when such fees, costs and expenses are incurred, against documentation evidencing the incurrence thereof.

                          (c) Nothing in this Agreement shall obligate the Company to undergo an audit other than as required under rules and regulations of the Securities and Exchange Commission applicable to the Company.

                 9.5      Indemnification.

                          (a) The Company shall indemnify, hold harmless and defend each Purchaser of the Notes convertible into Convertible Shares which are included in a registration statement pursuant to the provisions of this Section 9 and any underwriter (as defined in the Securities Act) for such Purchaser and each person, if any, who controls such Purchaser or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such Purchaser and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense (as and when incurred), including without limitation, the costs of investigation and defense of any legal action, proceeding or investigation, to which such Purchaser or any such underwriter or controlling person may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended, or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by or arise out of any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Purchaser, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

                          (b) Each Purchaser of the Notes convertible into the Convertible Shares to be included in a registration pursuant to the provisions of this Section 9 will indemnify and hold harmless the Company, any controlling person and any underwriter from and against, and will reimburse the Company, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended, or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Purchaser specifically for use in the preparation thereof, provided that, with respect to each inclusion of the Convertible Shares in a registration pursuant to the provisions of this Section 9, the total liability hereunder of any Purchaser of the Notes to the Company and any controlling persons shall in no event exceed the net proceeds to such Purchaser from his, her or its sale of his, her or its Convertible Shares pursuant to such registration.

                          (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this
         Section 9.5 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnifying party and the indemnifying party and if there is a conflict of interest which would prevent counsel for the indemnified party from also representing the indemnified party, or any of the indemnified parties have available to them defenses or counterclaims not available to the indemnifying party even though this does not result in a conflict of interest, the indemnified party or parties shall have the right to select one separate counsel to participate in the defense of such action on behalf of all such indemnified party or parties at the expense of the Company. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                 9.6 Transfer of Registration Rights. The rights granted by this Section 9 may be transferred to and are exercisable by any assignee of any Purchaser of the Notes.

         10.     Restriction on Transfer of the Stock.

                 10.1 Legend. Each Promissory Note and the Common Stock received upon conversion shall be endorsed with the following legend:

               "The securities evidenced hereby may not be transferred without
               (i) the opinion of counsel satisfactory to this corporation that such transfer may lawfully be made without registration under the Federal Securities Act of 1933, as amended, or (ii) such registration."

               In addition, the Company may place "stop transfer" instructions with its transfer agent with respect to the Notes and such Common Stock pending compliance with the conditions of such legend.

               10.2 Removal of Legend. Any legend endorsed on a Promissory Note or Common Stock evidencing a security pursuant to Section 10.1 hereof shall be removed, and the Company shall issue or cause to be issued a Promissory Note or Common Stock without such legend to the holder of such security, if such security is being disposed of pursuant to a registration under the Securities Act and any applicable state acts or if such security is being disposed of pursuant to an exemption therefrom and such holder provides the Company with an opinion of counsel satisfactory to the Company to the effect that the proposed transfer of such security may be made without registration. Notwithstanding the foregoing, no opinion shall be required to be delivered to obtain a removal of such legend on or after the third anniversary of the date of the purchase of any Notes of the Stock by a Purchaser, if the Purchaser (or his assignee) delivers to the Company a written certification that (i) he, she or it had owned the Notes continuously for three (3) years (inclusive of any periods which, under Rule 144, may be "tacked" to his holding period) following the payment in full for the Notes by the Purchaser; (ii) he, she or it is not and has not been for at least three (3) months an affiliate (as defined under the Securities Act) of the Company; and (iii) in seeking removal of the legend he is not acting in concert with any other Purchasers.

               10.3 Register of Stock. The Company or its duly appointed agent shall maintain a register for the Notes in which it shall register the issuance and transfer of the Notes. The Company shall be entitled to regard the registered holders of such securities as the actual owner of the securities so registered until the Company or its agent is required to record a transfer of such securities on its register. The Company or its agent shall be required to record any such transfer when it receives (a) the Promissory Note evidencing the security to be transferred duly and properly endorsed by the registered holder thereof or by its attorney duly authorized in writing, and (b) the opinion of counsel or certificate referred to in Sections 10.1 and 10.2 hereof or evidence of compliance with the registration provisions referred to in those Sections.

       11. Waivers and Amendments. The obligations of the Company under this Agreement may be waived in writing (either generally or in a particular instance and either retroactively or prospectively) by each Purchaser, with respect to his, her or its individual rights hereunder, and by the record holders of at least two-thirds of the Notes, with respect to the rights of all holders of the Notes hereunder, and with the written consent of the record holders of at least two-thirds of the Notes, the Company may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid percentage of the Notes, the holders of which are required to consent to any waiver or supplemental agreement.

       12. Understanding Among the Purchasers. The determination by each of the Purchasers to purchase securities pursuant to this Agreement has been made by each such Purchaser independent of the other Purchasers, and independent of any statements or opinions as to the advisability of such purchase or as to the properties, business, prospects or condition (financial or otherwise) of the Company which may have been made or given by the other Purchasers or by any agents or employees of the other Purchasers. In addition, it is acknowledged by each of the Purchasers that the other Purchasers have not acted as such Purchaser's agent in connection with making such Purchaser's investment hereunder and that the other Purchasers will not be acting as such Purchaser's agent in connection with monitoring such Purchaser's investment hereunder.

       13. Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first-class, postage prepaid, registered or certified mail within the United States and by first-class air mail to or from a country outside of the United States;

                        (a) If to any Purchaser of any Notes, addressed to such Purchaser at its address as shown on the books of the Company, or at such other address as such Purchaser may specify by written notice to the Company; or

                        (b) If to the Company, at 11312 Penrose Street, Sun Valley, California 91352, Attention: Frank McGarvey, Secretary;

and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, at the close of business on the fourth (4th) day after mailing.

       14. Survival of Representations and Warranties, Etc. All representations and warranties contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by you or on your behalf, and the sale and purchase of the Notes and payment therefor. All statements contained in any instrument or other writing delivered by or on behalf of the Company pursuant hereto or in connection with or in contemplated of the transactions herein contemplated shall constitute representations and warranties by the Company hereunder.

       15. Parties in Interest. Except as otherwise expressly provided herein, all the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the holder or holders at the time of any of the Notes.

       16. Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

       17. Choice of Law. It is the intention of the parties that the laws of California shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

       18. Counterparts. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the undersigned, whereupon this Agreement shall become a binding contract between you and the undersigned.


                                       Very truly yours,

                                       COSMETIC GROUP U.S.A., INC.


                                       By:
                                          ------------------------------
                                          Alfred E. Booth, Jr.
                                          Chairman and CEO



The foregoing Agreement is
hereby accepted as of the
date first written above:





---------------------------------


By:
   ------------------------------

    Its:
        -------------------------






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